UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021 (September 10, 2021)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2021, the Board of Directors of Shoe Carnival, Inc. (the "Company") approved an increase in the size of the Board of Directors from six directors to seven directors.  Upon the recommendation of the Nominating and Corporate Governance Committee, on September 10, 2021, the Board of Directors also appointed Diane Randolph to serve as a member of the Board of Directors, effective on September 16, 2021, with a term to expire at the Company's 2023 Annual Meeting of Shareholders and until her successor is elected and has qualified.  Ms. Randolph has not been appointed to any of the committees of the Company's Board of Directors.

There are no arrangements or understandings between Ms. Randolph and any other persons pursuant to which she was appointed as a director of the Company. There are no transactions in which Ms. Randolph has a material direct or indirect interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended. As a non-employee director, Ms. Randolph will participate in the non-employee director compensation arrangements described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2021. For calendar year 2021, Ms. Randolph will receive a pro rata portion of the annual cash retainer paid to non-employee directors.  On September 16, 2021, Ms. Randolph received an award of 540 shares of restricted stock under the Shoe Carnival, Inc. 2017 Equity Incentive Plan, which represented a pro rata portion of the annual shares of restricted stock granted to non-employee directors for 2021 (as adjusted for the 2-for-1 stock split completed on July 19, 2021).  The restrictions on the shares will lapse on January 2, 2022.

A copy of the Company's press release announcing Ms. Randolph’s appointment to the Board of Directors is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.Exhibits

99.1Press Release of Registrant dated September 16, 2021

104Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: September 16, 2021	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Financial and Administrative Officer and Treasurer

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